Discontinued Operations	12 Months Ended
Dec. 31, 2022
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Discontinued Operations
Note 10: Discontinued Operations
(Loss) earnings from discontinued operations, net of tax, was $(53) million and $2 million for the years ended December 31, 2022 and December 31, 2021, respectively. In 2022, loss from discontinued operations, net of tax, was primarily comprised of losses arising on a receivable balance from LSEG relating to a tax indemnity. The losses were due to changes in foreign exchange and interest rates. In 2021, earnings from discontinued operations, net of tax, included residual income and expenses related to the Company’s former Financial & Risk business, which included tax benefits of $10 million related to the reversal of tax reserves no longer required due to the expiration of statutes of limitation.